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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2003
                                                          --------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-31565              06-1377322
----------------------------      ----------------    -------------------
(State or other jurisdiction      Commission File     (I.R.S. Employer
of incorporation or                  Number           Identification No.)
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.       Changes in Control of Registrant
              --------------------------------

              Not applicable.

Item 2.       Acquisition or Disposition of Assets
              ------------------------------------

              Not applicable.

Item 3.       Bankruptcy or Receivership
              --------------------------

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant
              ---------------------------------------------

              Not applicable.

Item 5.       Other Events
              ------------

        On April 15, 2003, and after receiving the requisite consent of the holders of its Bifurcated Option Note Unit SecuritiES (BONUSES(SM) Units)
(see Item 9 below), the Company executed certain amendments to the Amended and Restated Declaration of Trust ("Declaration") governing the trust preferred securities component of the BONUSES Units that will enable the Units to be treated as Tier 1 Capital by the Federal Reserve. The amendment revises the definition of "change of control" in the Declaration governing the trust preferred securities issued by New York Community Capital Trust V to add a requirement, among other things, for the prior approval of the Federal Reserve for any repurchase of the preferred securities or warrants which could occur as a result of a change of control. Also on April 15, 2003, the Company executed certain amendments to the other instruments governing the Units, namely the Warrant Agreement and the First Supplemental Indenture. The amendment to the Warrant Agreement adds a provision to specify the need for the prior approval of the Federal Reserve for a redemption of the warrants. The amendment to the First Supplemental Indenture adds a provision to specify the need for prior Federal Reserve approval for a redemption of the debentures. The full text of the amendment to each of the Declaration, Warrant Agreement and First Supplemental Indenture, attached hereto as Exhibits, supplement the Registration Statements on Form S-3, Registration Nos. 333-8662 and 333-100767, filed on April 22, 2002 and October 25, 2002, respectively, as Exhibits thereto and are incorporated by reference therein and herein.

Item 6.       Resignations of Registrant's Directors
              --------------------------------------

              Not applicable.

Item 7.       Financial Statements and Exhibits
              ---------------------------------

              (a) Financial statements of businesses acquired are required: None

              (b) Pro forma financial information: None

              (c) Exhibits:

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                   Exhibit 4(h)(iii):  Amendment No. 1 to the Amended and
                                       Restated Declaration of Trust of New York
                                       Community Capital Trust V.

                   Exhibit 4(j)(i): Amendment No. 1 to the First Supplemental Indenture between New York Community Bancorp, Inc. and Wilmington Trust Company, as Trustee.

                   Exhibit 4(p)(i): Amendment No. 1 to the Warrant Agreement between New York Community Bancorp, Inc. and Wilmington Trust Company, as Warrant Agent.

                   Exhibit 99.1        Press Release dated April 16, 2003

Item 8.       Change in Fiscal Year
              ---------------------

              Not applicable.

Item 9.       Regulation FD Disclosure
              ------------------------

        On April 16, 2003, the Company issued a press release reporting that it has received the requisite consent of the holders of its BONUSES Units to an amendment to the Declaration that will enable the Units to be treated as Tier 1 capital by the Federal Reserve. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 10.      Amendments to the Registrant's Code of Ethics, or Waiver of a
              -------------------------------------------------------------
              Provision of the Code of Ethics.
              -------------------------------

              Not applicable.

Item 11.      Temporary Suspension of Trading Under Registrant's Employee
              -----------------------------------------------------------
              Benefit Plans.
              -------------

              Not applicable.

Item 12.      Results of Operations and Financial Condition.
              ---------------------------------------------

              Not applicable.




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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NEW YORK COMMUNITY BANCORP, INC.


                                                /s/ Anthony E. Burke
Date: April 17, 2003                            --------------------------------
                                                Anthony E. Burke
                                                Senior Executive Vice President
                                                and Chief Operating Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.          Description
----------           -----------

Exhibit 4(h)(iii):   Amendment No. 1 to the Amended and Restated Declaration
                     of Trust of New York Community Capital Trust V.

Exhibit 4(j)(i): Amendment No. 1 to the First Supplemental Indenture between New York Community Bancorp, Inc. and Wilmington Trust Company, as Trustee.

Exhibit 4(p)(i): Amendment No. 1 to the Warrant Agreement between New York Community Bancorp, Inc. and Wilmington Trust Company, as Warrant Agent.

Exhibit 99.1         Press Release dated April 16, 2003.